UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2024

Blue Chip Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-273760	84-3870355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 373, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-629-1990

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01 Other Events

On October 30, 2024, the Board of Directors of Blue Chip Capital Group, Inc. (the “Company”) ratified and approved the execution of a Share Exchange and Conversion Agreement dated October 24, 2024 (the “Agreement”) by and between the Company, on one hand, and GSFI Rome LLC, a Wyoming limited liability company (“GSFI”), which is a wholly owned subsidiary of Green Stream Finance Inc., a public Wyoming corporation (“Green Stream”), on the other hand. A conformed copy of the executed Agreement is attached as Exhibit 99.3 hereto.

The Agreement between the Company, GSFI and Green Stream, provides for, among other things, the exchange by the Company of a number of shares of the Company’s Common Stock, in an amount to be determined, in consideration for 100% of the capital stock GSFI, which shares of the Company’s Common Stock will be distributed pursuant to a new registration statement to be filed with the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”) for the benefit of the Company, GSFI and the holders of all securities, rights to securities, promissory notes, warrants, and any and all rights of Green Stream (collectively, the “Green Stream Securities”) held by the holders (collectively, the “Green Stream Holders”).

It is understood and agreed by and between the Company, GSFI and Green Stream that as of a date within sixty (60) business days of receipt by the Company of the GSFI complete disclosure documents, including audited financial statements, the Green Stream Securities held by the Green Stream Holders, as will be evidenced on the signature page(s) of the Agreement, shall be automatically (without any further actions on the part of the Green Stream Holders) converted into the number of shares of the Company’s Common Stock issuable to the agreeing Green Stream Holders in connection with such conversion (the “Conversion Shares”).

The Green Stream Holders electing to exchange and convert their respective Green Stream Securities into shares of the Company’s Common Stock will be included in the new registration statement as selling security holders pursuant to the terms and conditions of the Agreement. The filing of the new registration statement will be subject to certain conditions precedent including, but not limited to, completion and delivery to the Company of an audit of the financial statements of GSFI and other due diligence disclosure regarding GSFI in accordance with GAAP and as required by the SEC under the Act and the rules and regulation of the SEC (the “GSFI Disclosure”).The Green Stream Holders may convert the Green Stream Securities set forth on the signature page(s) into a number of shares of the Company’s Common Stock or Conversion Shares to be mutually determined by the Company and GSFI within sixty (60) business days of the Company’s receipt of the GSFI Disclosure.

Forward-Looking Statements:

Certain information set forth in this Form 8-K “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) satisfactory completion by the Company of its review of the GSFI Disclosure; and (iii) the potential benefits of GSFI becoming part of a public reporting company, among other forward-looking statements.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this Form 8-K are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.3	Share Exchange and Conversion Agreement dated 10/24/2024, ratified on 10/30/2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 4, 2024

Blue Chip Capital Group, Inc.

/s/: Joseph Richard Moran
Name:	Joseph Richard Moran
Title:	Chief Operating Officer